Exhibit 32.2


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002


     I, Andrew Hamer, Vice President and Chief Financial Officer of Keynote Systems, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     o the Annual Report on Form 10-K/A of the Company for the year ended September 30, 2006, as filed with the Securities and o Exchange Commission on December 13, 2006 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.


Date: March 12, 2006


        /s/ ANDREW HAMER
------------------------------------------------
            Andrew Hamer
   Vice President and Chief Financial Officer
      (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to Keynote Systems, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.